UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas 10th Floor New York, NY	10104
(Address of principal executive offices)	(Zip Code)

(212) 983-1602

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTAF	OTCID Basic Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTWF	OTCID Basic Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTUF	OTCID Basic Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2024, Constellation Acquisition Corp I, a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note (the “Promissory Note”) in the principal amount of $1,660,000 to Constellation Sponsor LP, a Delaware limited partnership, bearing no interest and maturing once the Company closes its initial business combination. On June 5, 2025, the Company amended the promissory note, to increase the principal amount by $590,000 from $1,660,000 to $2,250,000. On March 18, 2026, the Company further amended the Promissory Note (the “Second Amendment”), to increase the principal amount by $3,000,000 from $2,250,000 to $5,250,000. Unless otherwise set forth in the Second Amendment, all other provisions of the Promissory Note remain in full force and effect.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Second Amendment to the Promissory Note, dated March 18, 2026, between Constellation Acquisition Corp I and Constellation Sponsor LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ACQUISITION CORP I

Dated: March 19, 2026	By:	/s/ Chandra R. Patel
Chandra R. Patel
Chief Executive Officer

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